EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JUNE 15, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the names of certain entities referenced in the Summary Prospectus, Prospectus, and SAI.

Effective June 15, 2020:

All references to AXA Equitable Funds Management Group, LLC are deleted and replaced with Equitable Investment Management Group, LLC;

All references to FMG LLC are deleted and replaced with EIM;

All references to AXA Equitable Life Insurance Company are deleted and replaced with Equitable Financial Life Insurance Company;

All references to AXA Equitable are deleted and replaced with Equitable Financial;

All references to AXA Distributors, LLC are deleted and replaced with Equitable Distributors, LLC;

All references to AXA Distributors are deleted and replaced with Equitable Distributors;

All references to AXA Life and Annuity Company are deleted and replaced with Equitable Financial Life and Annuity Company;

All references to www.axa-equitablefunds.com are deleted and replaced with www.equitable-funds.com; and

All references to the 401(k) plan sponsored by AXA Equitable are deleted and replaced with the Equitable 401(k) Plan.

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